UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                     November 25, 2008 (November 19, 2008)

                          ARC Wireless Solutions, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

              Utah                    000-18122                  87-0454148
   ---------------------------       -----------           ---------------------
  (State or other jurisdiction       (Commission              (IRS Employer
        of Incorporation)            File Number)         Identification Number)

                             10601 West 48th Avenue
                        Wheat Ridge, Colorado 80033-2285
                     --------------------------------------
                    (Address of principal executive offices)

                                  303-421-4063
                                  ------------
                         (Registrant's Telephone Number)

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01   Regulation FD Disclosure.

On November 25, 2008 the Company issued a press release entitled "ARC Wireless Solutions, Inc. Adjourns Annual Meeting of Stockholders to December 16, 2008." A copy of the press release is attached hereto as Exhibit 99.1.

In accordance with the General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by referenced in any filing.

ITEM 9.01         Exhibits

99.1 Press release dated November 25, 2008 titled "ARC Wireless Solutions, Inc. Adjourns Annual Meeting of Stockholders to December 16, 2008."

                                    * * * * *

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            ARC WIRELESS SOLUTIONS, INC.

Date: November 25, 2008                     By:  /s/  Monty R. Lamirato
                                              -------------------------
                                              Monty R. Lamirato
                                             Chief Financial Officer

                                  Exhibit Index

99.1 Press release dated November 25, 2008 titled "ARC Wireless Solutions, Inc. Adjourns Annual Meeting of Stockholders to December 16, 2008."